UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Amendment to Current Report on Form 8-K amends the Current Report on Form 8-K filed on October 3, 2016, by Compass Minerals International, Inc. (the “Company”), which disclosed the completion of the acquisition of Produquímica Indústria e Comércio S.A., a Brazilian corporation (“Produquímica”). The Company is filing this Amendment to provide the historical financial statements of Produquímica required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Produquímica as of and for the year ended December 31, 2015, are attached as Exhibit 99.1 and incorporated herein by reference.
The unaudited interim consolidated financial statements of Produquímica as of and for the nine months ended September 30, 2016, are attached as Exhibit 99.2 and incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma financial information as of and for the nine months ended September 30, 2016 and 2015, and for the year ended December 31, 2015, are attached as Exhibit 99.3 and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of KPMG Auditores Independentes, independent auditors for Produquímica Indústria e Comércio S.A.
99.1	Audited consolidated financial statements of Produquímica Indústria e Comércio S.A. as of and for the year ended December 31, 2015.
99.2	Unaudited interim consolidated financial statements of Produquímica Indústria e Comércio S.A. as of and for the nine months ended September 30, 2016.
99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2016 and 2015, and for the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: December 19, 2016	By:	/s/ John D. Craft
Name: John D. Craft
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of KPMG Auditores Independentes, independent auditors for Produquímica Indústria e Comércio S.A.
99.1	Audited consolidated financial statements of Produquímica Indústria e Comércio S.A. as of and for the year ended December 31, 2015.
99.2	Unaudited interim consolidated financial statements of Produquímica Indústria e Comércio S.A. as of and for the nine months ended September 30, 2016.
99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2016 and 2015, and for the year ended December 31, 2015.